PRELIMINARY COPIES



        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by rule 14-a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                         CENTRAL COAL & COKE CORPORATION
 -----------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

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    computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

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

                   CENTRAL COAL & COKE CORPORATION
                    127 W. 10th Street, Suite 666
                    Kansas City, Missouri 64105
                        December 11, 2000


NOTICE OF CONSENT SOLICITATION BY THE BOARD OF DIRECTORS

To Our Stockholders:

   This Consent Statement and the accompanying consent card are being furnished to you by the Board of Directors (the "Board") in connection with the solicitation by the Board of written consents from the holders of shares of the $1.00 per value common stock (the "Common Stock") of Central Coal & Coke Corporation (the "Company") to take the following actions without a meeting of the stockholders as permitted under the Delaware General Corporation Law:

   1.	The adoption of the Amended and Restated Certificate of Incorporation
substantially identical to Exhibit A attached hereto and incorporated herein by this reference. Included in the Amended and Restated Certificate are provisions for a new name for the Corporation, a more descriptive business purpose, an increase in the number of authorized shares of common stock and new authorized shares of preferred stock of the Company.

   Only those stockholders of record as of the close of business on November 17,2000 are entitled to execute a consent pursuant to this consent solicitation (the "Record Date").

   The Board has declared the amendments set forth in the Amended and Restated Certificate of Incorporation are advisable and believes that the Company should make these changes at this time.

   The actions recommended to be taken by the Board pursuant to this consent solicitation may be taken as soon as duly signed consents in favor thereof are received from the holders of a majority of the shares of Common Stock outstanding on the Record Date. However, in order to be effective under the Delaware General Corporation Law, the required number of duly signed consents must be delivered to the Company not later than February 9, 2001. Accordingly, we urge you to complete, date and sign the enclosed consent card and return it as promptly as possible in the enclosed envelope.

   We greatly appreciate your consideration of this proposal and look forward to working with you in the future.

                   Sincerely,

                   Phelps M. Wood
                   President

Enclosures
December 11, 2000

          Please mark, date, sign and return the
          accompanying consent card in the
          enclosed envelope as promptly as possible.
          A failure to sign and return the
          consent card will have the same effect as a vote against the Board's proposal.

                   CENTRAL COAL & COKE CORPORATION
                    127 W. 10th Street, Suite 666
                     Kansas City, Missouri 64105
                         December 11, 2000

                          CONSENT STATEMENT

                 REASONS FOR THE CONSENT SOLICITATION

   The Board is proposing the Amendment and Restatement of Certificate of Incorporation as set forth in Exhibit A to the Notice of Consent Solicitation by the Board of Directors for several reasons. The Company has been in existence over sixty-four years and during that time the emphasis of its business has changed or been redirected. Although a significant component of the Company's business still is and relates to coal, an even greater portion of its business activities involves oil, gas and other minerals, and expansion into other areas of natural resources is a possibility. The reference to "coke" in the Company's name relates to the historical use of coal in steel production which seems no longer to be paramount. Indeed, the United States as a whole has seen a dramatic decrease in the domestic production of steel and steel byproducts since the Company's incorporation. Accordingly, the Board believes that the new name and amended corporate purposes more accurately reflect the Company's current activities and future direction.

   The Board is also proposing to change the Company's capital structure by authorizing additional common stock and authorizing preferred stock.

   At the present time, the Company has no definite commitments or plans to issue either additional Common or additional Preferred stock, (other than in connection with the possible exercise of Director Stock Options as disclosed in table of ownership hereinafter set forth) but the Board believes that the proposed increase is desirable so, that, as the need may arise, the Company will have more financial flexibility and be able to issue additional shares, without the expense and delay of a special stockholders' meeting in connection with future opportunities for expanding the business through acquisitions, expansion, or investments, possible stock splits or stock dividends, equity financing, possible management incentive programs and for other purposes. If the Board deems it to be in the interest of the Company and its stockholders to issue additional shares of Common stock or Preferred stock in the future, the Board generally will not seek further authorization by vote of the Company's stockholders unless such authorization is otherwise required by applicable law or regulation.

   Currently, there are authorized 500,000 shares of $1.00 par value Common stock and no Preferred stock. The Common stock to be authorized will be 2,500,000 shares with a par value of $1.00 and the Preferred stock to be authorized is 100,000 shares with a par value of $1.00. Because no offering of Preferred stock is contemplated in the proximate future, additional terms cannot be set forth at this time. With respect to any future offering of such Preferred stock, the terms of such stock to be authorized, including dividend rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board.

   Currently, the Common stock carries no preemptive or preferential right to purchase or subscribe for any stock of the Corporation.

BOARD OF DIRECTOR'S PROPOSAL AND PROCEDURE FOR RESTATEMENT AND
          AMENDMENT OF THE CERTIFICATE OF INCORPORATION


   Sections 242 and 245 of the Delaware General Corporation Law (the "DGCL") provide that a corporation, may amend its certificate of incorporation as may be desired, so long as a certificate of incorporation as amended would contain only such provisions as would be lawful and proper in any original certificate of incorporation. A corporation's Board of Directors may adopt a resolution setting forth the amendment proposed , declaring its advisability, and then submit the proposal to the stockholders for approval. Upon approval of the amendments by a majority of the outstanding stock of each class entitled to vote on such amendment, a certificate setting forth the amendment certifying that such amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL shall be executed, acknowledged, filed and recorded with the Delaware Secretary of State. Section 245 of the DGCL provides that a corporation may integrate into a single instrument all of the provisions of its certificate of incorporation which are then in effect and operative, together with the amendments then being approved, by adopting a restated certificate of incorporation. Therefore, pursuant to Sections 242 and 245 of the DGCL, the Board of the Company hereby declares advisable and proposes that the Company's Certificate of Incorporation be amended and restated as set forth in Exhibit A attached hereto, which Exhibit is hereby incorporated herein by this reference as if reproduced in full. The proposal to amend and restate the certificate of incorporation in this manner was approved by the unanimous vote of the Directors at a meeting held November 7, 2000. The Board requests the stockholders approve this proposal to amend and restate the certificate of incorporation by virtue of the consent procedure set forth below.

                       CONSENT PROCEDURE

   Section 228 of the DGCL provides that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall be signed the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation. In the case of this consent solicitation, written, unrevoked consents of the holders of a majority of the outstanding shares of Common Stock as of the Record Date must be delivered to the Company to effect the actions as to which consents are being solicited hereunder. Section 228 of the DGCL further provides that no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by Section 228, written consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner required by Section 228.



   IT IS CURRENTLY THE INTENTION OF THE BOARD TO CEASE THE SOLICITATION OF CONSENTS ONCE THE COMPANY HAS DETERMINED THAT VALID AND UNREVOKED CONSENTS REPRESENTING A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AS OF THE RECORD DATE HAVE BEEN OBTAINED BY THE COMPANY IN THE MANNER REQUIRED BY SECTION 228 OF THE DGCL AS SOON AS PRACTICABLE THEREAFTER. WHEN CONSENTS FOR A MAJORITY OF THE COMPANY'S COMMON STOCK HAVE BEEN OBTAINED BY THE COMPANY, A SHAREHOLDER WILL BE UNABLE TO REVOKE HIS CONSENT. IF THE COMPANY HAS NOT RECEIVED CONSENTS SUFFICIENT TO TAKE THE ACTIONS PROPOSED HEREIN BY THE CLOSE OF BUSINESS ON FEBRUARY 9, 2001, THE COMPANY WILL CEASE THE SOLICITATION OF CONSENTS PURSUANT TO THIS CONSENT SOLICITATION.

        Please date, sign, and return the consent card as soon as possible. A failure to do so will have the same effect as a vote against the Board's proposals.


                   OWNERSHIP OF BENEFICIAL OWNERS
                       As of November 1, 2000


Title     Name and Address            Amount and Nature of        Percent
of Class  of Beneficial Owner         Beneficial Ownership        of Class
________  ________________________    _______________________     _________

Common    Phelps M. Wood              6,250 shares direct         42.21%
          P.O. Box 660729             beneficial ownership;
          Arcadia, CA 91066           101,821 shares indirect
                                      beneficial ownership
                                      (See note 6 following
                                      Election of Directors
                                      below)

Common    Patrick J. Moran            34,114 shares direct        13.52%
          Suite 517                   beneficial ownership
          1221 Lamar
          Houston, Texas 77010



Phelps M Wood is President of Tektest, Inc. and is a Director and President of the Corporation. Patrick J. Moran is President of Moran Resources Company, and is a Director and Vice President of the Corporation.

                   STOCK OWNERSHIP INFORMATION
                CONCERNING DIRECTORS AND OFFICERS

Information Concerning Directors:

   The information appearing in the following table with respect to principal occupation, age and beneficial ownership of Common Stock of the Corporation has been furnished to the Corporation by the Directors. Ownership is given as of November 1, 2000, except as otherwise noted.


                                                 *Amount and
                                                  Nature of
                  Principal Occupation  Director  Beneficial       Percent
Name              And Age               Since     Ownership        of Class

______________    ____________________  ________  _____________    ________

Bruce L. Franke   Oil and Gas and       1999      500 shares       0.20%
                  Real Estate                     (Note 1)
                  Business And
                  Pipeline Right-
                  of-Way Maintenance
                  53 years

Ray A. Infantino  Retired Insurance     1999     7,900 shares      3.13%
                  Executive,                     (Note 2)
                  Management
                  Consultant, and
                  Investor
                  64 years

Patrick J. Moran  President of Moran    1999     34,114 shares    13.52%
                  Resources Company              (Note 3)
                  51 years

James R. Ukropina Partner O'Melveny     1999     7,900 shares      3.13%
                  & Meyers, LLP,                 (Note 4)
                  Attorneys At Law,
                  Los Angeles,
                  California
                  63 years

Phelps C. Wood    Director of Product   1999     500 shares        0.20%
                  Management at                  (Note 5)
                  eCoupons.com
                  32 years

Phelps M. Wood    President of          1980     106,571 shares   42.21%
                  Tektest, Inc.                  (Note 6)
                  (Manufacturers of
                  Electronic Testing
                  Accessories)
                  64 years

TOTAL FOR SIX DIRECTORS                          154,485          61.76%

*The Corporation has only one outstanding class of stock, that being Common
Stock.

(1) The shares shown include shares of Common stock of which each Director has the right to acquire beneficial ownership within sixty (60) days pursuant to the Central Coal & Coke Corporation Directors Non-Qualified Option Plan


(2) Mr. Franke has been engaged in the oil and gas and real estate business and pipeline right-of-way maintenance business for over five years as a sole proprietor. Mr. Franke owns no shares of the Corporation beneficially. The Frost National Bank in Houston, Texas, as a trustee of a Trust for the benefit of Mr. Franke's mother owns 12,447 shares. While Mr. Franke has a remainder interest in that trust, currently he has no voting power, dispositive power, or right to income from those shares. He has the option to acquire 500 shares as described in Note 1 above.

(3) Mr. Infantino has been retired from his principal occupation as an insurance executive for more than five years. He now serves as a management consultant and individual investor. Of the 7,900 shares shown above which Mr. Infantino owns beneficially, 3,700 shares are owned by a contributory individual retirement account for the benefit of Mr. Infantino, and 3,700 shares are owned of record by Mr. Infantino as trustee of the Infantino Family Trust Under Agreement Dated October 3,1990. Also included is the option to acquire 500 shares as described in Note 1 above. Mr. Infantino is Treasurer and Secretary of the Company.


(4) Mr. Moran has been President of Moran Resources Company, an oil and gas exploration and production company, for more than five years, and prior to that time was an attorney engaged in the private practice of law. Mr. Moran owns beneficially and directly the 34,114 shares shown above, including the option to acquire 500 shares as described in Note 1 above. In addition, Mr. Moran shares voting power as a co-trustee of the Moran Employee Trust which owns 3,143 shares. Mr. Moran disclaims any beneficial interest in those 3,143 shares.

(5) Mr. Ukropina has been a partner with the Los Angeles, California law firm of O'Melveny & Myers LLP for more than five years. Mr. Ukropina owns the 7,900 shares shown above directly including the option to acquire 500 shares as described in Note 1 above. Mr. Ukropina is also a Director of Lockheed Martin Corporation, Pacific Life Insurance Company, and Trust Company of the West.


(6) Mr. Phelps C. Wood is currently the director of product management at eCoupons.com, a company that provides third party promotional solutions for businesses over the Internet. Prior to joining eCoupons.com in October, 1999, Mr. Wood worked as an independent consultant, providing strategy, business development and marketing advice to early-stage companies. From April 1998 to April 1999, Mr. Wood was a senior manager of corporate development with Point Cast, Inc., an Internet news provider. From August 1996 to April 1998, Mr. Wood worked as an associate at Bank of America in the Technology Corporate Finance Group and the Mezzanine Investment Group. Mr. Wood owns no other shares directly or beneficially, but he is a limited partner in PACW Limited, a limited partnership, owning 59,461 shares described in
Note 7 hereafter. Mr. Wood has no voting power or dispositive power over the shares owned by PACW Limited, but his father, Phelps M. Wood, is a general partner and has sole voting power over those shares as described in Note 7 hereafter. He has the option to acquire 500 shares as described in Note 1 above.

(7) As of November 7, 2000, Mr. Phelps M.Wood was the owner of 6,250 of the Corporation's shares. He and his wife, Beverly G. Wood, were the joint owners of an additional 300 shares. His wife also was the sole owner of record of 100 of the Corporation's shares. Mr. Wood as co-trustee of a trust settled by him and his wife has a beneficial interest in an additional 651 shares. An additional 1,030 shares are held in Individual Retirement Plan Accounts for the benefit of Mr. Wood and his wife, over which they have the power to direct investments. As trustee or co-trustee of three additional trusts, not settled by him, Mr. Wood has an indirect beneficial interest in another 38,279 shares. Mr. Wood also has an indirect beneficial interest in another 59,461 shares owned of record by PACW Limited, a Limited Partnership of which he is a partner and has sole voting power over such shares. Mr. Wood thus has a direct or indirect beneficial interest in a total of 106,071 shares, in addition to 500 shares he has the option to acquire within sixty
(60) days pursuant to the Central Coal & Coke Corporation Directors Non-Qualified Stock Options Plan. In addition, other members of Mr. Wood's family collectively have an interest in approximately 4,190 of the Corporation's shares. Mr. Wood disclaims any beneficial interest in these 4,190 shares.

Executive Officers:

There are no Executive Officers of the Corporation who are not also Directors and listed in the table above.

All Directors and officers as a group own 157,485 shares of the Corporation's common stock which constitute 61.76% of the stock outstanding.

The principal occupations of the directors over the last five years are as set forth above and in the footnotes thereto. Mr. Phelps M. Wood is the father of Mr. Phelps C. Wood. Mr. Moran and Mr. Franke are first cousins. Other than those relationships, none of the nominees has a family relationship with any other officer or director of the Corporation.

                   GENERAL INFORMATION

Record Date and Stockholders Entitled to Consent

   Section 213(b) of the DGCL provides that the Board of Directors may fix a record date for determining the stockholders entitled to consent in writing to a corporate action without a meeting. Accordingly, the record date for purposes of this consent solicitation is November 17, 2000 (the "Record Date") and only those stockholders of record as of the close of business on that date are entitled to execute a consent pursuant to this consent solicitation.

Consents Required

   The Proposal can be effected as soon as duly executed consents in favor thereof are received from the holders of a majority of the shares of Common Stock outstanding on the Record Date and are delivered to the Company. However, in order for the foregoing proposals to be effected, the required number of duly executed consents must be delivered to the Company within 60 days of the earliest dated consent (i.e., on or before February 9, 2001).


Execution of Consents

   YOUR CONSENT IS IMPORTANT TO THE BOARD, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN. PLEASE SIGN AND RETURN THE ENCLOSED CONSENT CARD IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH BELOW.

   You may consent to or withhold consent form the Proposal by marking the appropriate box on the enclosed consent card.


   The Board recommends that you consent to the stockholder resolution approving the Amendment and Restatement of the Certificate of Incorporation.

   A broker non-vote, a direction to withhold authority to consent, an abstention or a failure to return a duly signed consent will have the same effect as withholding consent to the Board's proposals.

      If shares are held for your account in "street name" by a brokerage firm, bank or other intermediary, you must instruct the person who is responsible for your account to consent to the Board's proposal.
      In order to do so, you must mark, date and sign the instruction card which accompanied this Consent Statement and return it in the enclosed envelope as soon as possible.

Revocation of Consent

   A consent executed and delivered by a stockholder pursuant to this consent solicitation may be revoked at any time before it is delivered to the Company by means of: (i) a written revocation of such consent, duly signed and dated by the stockholder, or (ii) a later dated consent covering the same shares.
A revocation may be in any written form, provided that it states clearly that the consent previously given is thereby revoked and is duly signed and dated by the record holder. Any such revocation or late Any such revocation or later dated consent must be delivered to the Company at 127 W. 10th Street Suite 666 Kansas City, Missouri 64105. In order to be effective, such revocation or later dated consent must be delivered prior to the time that written consents executed by the holders of a majority of the outstanding shares of Common Stock have been delivered to the Company.


Solicitation of Consents

   This Consent Statement is furnished in connection with the solicitation by the Board of written consents in the accompanying form. The solicitation of consents will be made by mail. Brokerage firms, banks and other nominees who hold shares of Common Stock on behalf of beneficial owners will be reimbursed by the Company for the reasonable out-of-pocket costs incurred by them in forwarding consent materials to beneficial owners of shares of Common Stock.

   The total expense of soliciting consents pursuant to this solicitation will be borne by the Company.

Notice of Stockholder Action

   If the actions proposed to be taken by the Board pursuant to this Consent Solicitation are in fact taken, the Company will promptly notify all stockholders in writing, including those stockholders who have not consented to such actions as required by the DGCL.

Principal Executive Offices of the Company

   The mailing address of the principal executive offices of the Company is as follows: Central Coal & Coke Corporation, 127 W. 10th Street, Suite 666, Kansas City, Missouri 64105.

Outstanding Stock

   There were 251,982 shares of Common Stock issued and outstanding on the Record Date, each of which is entitled to one vote.

EXHIBIT "A"            AMENDED AND RESTATED                EXHIBIT "A"

                   CERTIFICATE OF INCORPORATION

                               OF

                 CENTRAL COAL & COKE CORPORATION


   WHEREAS, the original Certificate of Incorporation of Central Coal & Coke Corporation (hereinafter "the Corporation") was filed with the Secretary of State of the State of Delaware on January 9, 1936;

   WHEREAS, this attached Amended and Restated Certificate of Incorporation restates, integrates and amends the Corporation's Certificate of Incorporation filed on January 9, 1936, as amended, and has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

   The text of the Amended and Restated Certificate of Incorporation of this Corporation is hereby amended and restated to read in its entirety as follows:

   FIRST:	The name of the Corporation is

                   Central Natural Resources, Inc.

   SECOND:	Its registered office in the State of Delaware is located at
1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of its resident agent is the Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware.

   THIRD:	The nature of the business or objects or purposes to be
transacted, promoted or carried on are:

   To mine, purchase, or otherwise acquire, and to sell and deal in coal, oil, gas and other minerals, selling at either wholesale or retail, and to generally engage in any and all activities involving natural resources;

   To acquire, own, enter or lease mines and mineral lands of every kind, nature and description; also to acquire, own, enter, lease, sell, assign, transfer or otherwise dispose of mill sites, water rights and terminal facilities; to work, prospect or develop mines and mineral lands of every nature or description, either for itself or other companies, corporations or individuals, upon such terms and for such remuneration as it shall deem fit and proper and to accept, take and hold mineral lands and claims and claims of every kind and nature, either as an entirety or any portion thereof.

   To manufacture, purchase or otherwise acquire, own, mortgage, pledge, sell, assign and transfer, or otherwise dispose of, to invest, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

   To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

   To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this corporation.

   To acquire by purchase, subscription or otherwise, and to invest in, hold or dispose of, bonds or other obligations or evidences of indebtedness of any individual, partnership, association, government or subdivision thereof, and stocks, bonds, securities or other obligations or evidences of indebtedness of any individual, partnership, association, government or subdivision thereof, and stocks, bonds, securities or other obligations or evidences of indebtedness of any other corporation or association, domestic or foreign; and , in any manner permitted by law, to exchange therefore its stock, bonds or other obligations, as well as any other of its property; and while the owner of any such stocks, bonds, securities, evidences of indebtedness or other obligations, to exercise all the rights, powers and privileges of ownership, including the right to vote thereon for any and all purposes; to aid by loan, subsidy, guaranty or in any other manner whatsoever any individual, firm, association, corporation or government whose stocks, bonds, securities or other obligations are in any manner held; and to do any and all acts or things towards the preservation, protection, improvement or enhancement in value of any such stocks, bonds, securities or other obligations, and to do any and all such acts and things designed to accomplish any such purpose.

   To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

   To borrow or raise monies for any of the purposes of the Corporation and, from time to time, without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or nonnegotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes.


   To purchase, hold, sell and transfer the shares of its own capital stock; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that the shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.

   To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey, or otherwise dispose of real and personal property of every class and description in any of the States, Districts, Territories or Colonies of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory, Colony or Country.

   To engage in any lawful act or activity for which a corporation may be organized under the laws of the State of Delaware.

   FOURTH:	A. The Corporation is authorized to issue two classes of
stock to be designated respectively Preferred Stock ("Preferred Stock") and Common Stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is 2,600,000. The total number of shares of Preferred Stock the Corporation shall have authority to issue is 100,000 at $1.00 par value. The total number of shares of Common Stock the Corporation shall have authority to issue is 2,500,000 at $1.00 par value.


   Any and all such shares may be issued for such consideration expressed in dollars, as shall be fixed from time to time by the Board of Directors of the Corporation. The consideration shall be paid, in whole or in part, in tangible or intangible property or benefit to the Corporation, including cash, services performed or other securities of the Corporation. The promissory note of a subscriber or an affiliate of the subscriber for shares shall not constitute consideration for the shares unless the note is negotiable, is not nonrecourse and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. Upon receipt of the consideration fixed by the Board of Directors, such shares shall be issued and deemed fully paid and nonassessable.

   B. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized by resolution to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such powers, designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in a resolution adopted by the Board of Directors and incorporated into a certificate of designations filed with the Secretary of State.

   C. Each holder of Common Stock shall be entitled to one vote for each common share held.

   D. No holder of stock of this Corporation of any class shall have any preemptive or preferential right to purchase or subscribe for stock of this Corporation, whether now or hereafter authorized, or to any obligations convertible into stock of this Corporation issued or sold, or any right of subscription to any thereof other than such, if any, as the Board of Directors in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix pursuant to the authorty conferred by this certificate; and any shares of stock or convertible obligations which the Board of Directors may determine to offer for subscription to the holders of stock may, as the Board shall determine, be offered exclusively to holders of one, more, or all classes of stock, or partly to holders of one class of stock, and partly to holders of another class or classes of stock, and in such case in such proportion as between said classes of stock as the Board of Directors in its discretion may determine.

   FIFTH:   The Corporation is to have perpetual existence.

   SIXTH:   The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

   SEVENTH: In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

            To make, alter or repeal the by-laws of the Corporation.

            To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

   To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose or to abolish any such reserve in the manner in which it was created.

   By resolution or resolutions, passed by a majority of the whole Board, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in said resolution or resolutions or in the by-laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have the power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

   When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient and for the best interests of the Corporation.

   The Corporation may in its by-laws confer powers upon its Board of Directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon it by statute.


   EIGHTH: Both stockholders and directors shall have power if the by-laws so provide, to hold their meetings, and to have one or more offices within or without the State of Delaware, and to keep the books of this Corporation (subject to the provisions of the statutes), outside of the State of Delaware at such places as may be from time to time designated by the Board of Directors.

   NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

   TENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this certificate of incorporation to authorize corporation action further eliminating or limiting the personal liability of directors then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

   Any repeal or modification of the foregoing provisions of this Tenth Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

   Executed this ________ day of _________________, 2000.



                          ______________________________
                          Phelps M. Wood
                          President

CONSENT             CENTRAL COAL & COKE CORPORATION         CONSENT

                   WRITTEN CONSENT TO STOCKHOLDER ACTION

   Pursuant to Section 228(a) of the Delaware General Corporation Law, the undersigned, being the holder of record on November 17, 2000 (the "Record Date") of shares of the $1.00 par value common stock (the "Common Stock") of Central Coal & Coke Corporation (a Delaware corporation hereinafter referred to as the "Company") or being duly authorized to act on behalf of such a holder, hereby consents in writing to each of the following actions, such consent to be applicable to all of the shares of Common Stock held of record on the Record Date by any person who has duly authorized the undersigned to act on his behalf:



                          THE BOARD RECOMMENDS
                         CONSENT/FOR THIS PROPOSAL

   RESOLVED, that the Amended and Restated Certificate of Incorporation of Central Coal & Coke Corporation of November 7, 2000 be, and hereby is, adopted, confirmed and approved.

   [	  ] Consent/For			[   ] Consent Withheld


   IN WITNESS WHEREOF, this Written Consent is duly executed on the date set forth below.

                         Dated:____________________


                          _________________________
                                  Signature


                         _________________________
                         Signature (If held jointly)



                         _________________________
                         Title or Authority (If applicable)

   Please sign exactly as your name appears hereon and date the consent. If stock is held jointly, each joint owner should sign. If signing for a corporation or partnership or as attorney-in-fact or other fiduciary, please indicate your full title.

   PLEASE MARK, DATE AND SIGN THIS CONSENT CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.